Exhibit 4.1

_____________________________________________________________________________


                         ML ASSET BACKED CORPORATION,

                                 as Depositor

                                     and

                       (_____________________________)

                               as Owner Trustee

                 __________________________________________


                           FORM OF TRUST AGREEMENT

                         Dated as of (_____________)

                 __________________________________________


            Asset Backed Certificates, Class (B-1) (and Class B-2)


_____________________________________________________________________________


                              Table of Contents
                              -----------------

Section                                                                  Page
-------                                                                  ----

                                  ARTICLE I

                                 Definitions

     1.01.     Definitions  . . . . . . . . . . . . . . . . . . . . . . .   1

                                  ARTICLE II

                                 Organization

     2.01.     Name . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
     2.02.     Office . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     2.03.     Purposes and Powers  . . . . . . . . . . . . . . . . . . .  12
     2.04.     Appointment of Owner Trustee . . . . . . . . . . . . . . .  12
     2.05.     Initial Capital Contribution of Trust Assets . . . . . . .  13
     2.06.     Declaration of Trust . . . . . . . . . . . . . . . . . . .  13
     2.07.     Limitation of Liability  . . . . . . . . . . . . . . . . .  13
     2.08.     Title to Trust Property  . . . . . . . . . . . . . . . . .  13
     2.09.     Situs of Trust . . . . . . . . . . . . . . . . . . . . . .  13
     2.10.     Representations and Warranties and Covenants of the
               Depositor  . . . . . . . . . . . . . . . . . . . . . . . .  14

                                 ARTICLE III

                   Conveyance of the Underlying Securities;
                  Certificates; Appointment of Administrator

     3.01.     Conveyance of the Underlying Securities  . . . . . . . . .  15
     3.02.     Initial Ownership  . . . . . . . . . . . . . . . . . . . .  16
     3.03.     The Certificates . . . . . . . . . . . . . . . . . . . . .  16
     3.04.     The Global Certificates  . . . . . . . . . . . . . . . . .  19
     3.05.     Book-Entry Certificates  . . . . . . . . . . . . . . . . .  20
     3.06.     Notices to Depository  . . . . . . . . . . . . . . . . . .  21
     3.07.     Definitive Certificates  . . . . . . . . . . . . . . . . .  21
     3.08.     Authentication of Certificates . . . . . . . . . . . . . .  22
     3.09.     Registration of Transfer and Exchange of Certificates  . .  22
     3.10.     Reporting  . . . . . . . . . . . . . . . . . . . . . . . .  26
     3.11.     Mutilated, Destroyed, Lost or Stolen Certificates  . . . .  26
     3.12.     Persons Deemed Certificateholders  . . . . . . . . . . . .  26
     3.13.     Access to List of Certificateholders' Names and
               Addresses  . . . . . . . . . . . . . . . . . . . . . . . .  26
     3.14.     Maintenance of Office or Agency  . . . . . . . . . . . . .  27
     3.15.     Appointment of Administrator . . . . . . . . . . . . . . .  27

                                  ARTICLE IV

                           Actions by Owner Trustee

     4.01.     Prior Notice to Certificateholders with Respect to
               Certain Matters  . . . . . . . . . . . . . . . . . . . . .  27
     4.02.     Action by Certificateholders with Respect to Certain
               Matters  . . . . . . . . . . . . . . . . . . . . . . . . .  28
     4.03.     Action by Certificateholders and the Owner Trustee with
               Respect to Bankruptcy  . . . . . . . . . . . . . . . . . .  28
     4.04.     Restrictions on Certificateholders' Power  . . . . . . . .  29
     4.05.     Majority Control . . . . . . . . . . . . . . . . . . . . .  29

                                  ARTICLE V

                 Administration of the Underlying Securities;
                          Application of Trust Funds

     5.01.     Collection of Payments on Underlying Securities;
               Collection Account . . . . . . . . . . . . . . . . . . . .  29
     5.02.     Distributions  . . . . . . . . . . . . . . . . . . . . . .  29
     5.03.     Method of Payment  . . . . . . . . . . . . . . . . . . . .  31
     5.04.     Accounting and Reports to the Noteholders,
               Certificateholders, the Internal Revenue Service and
               Others . . . . . . . . . . . . . . . . . . . . . . . . . .  31
     5.05.     Signature on Returns . . . . . . . . . . . . . . . . . . .  31
     5.06.     Statements to Certificateholders; Certain Tax
               Information  . . . . . . . . . . . . . . . . . . . . . . .  32
     5.07.     Notices to Owner Trustee . . . . . . . . . . . . . . . . .  33

                                  ARTICLE VI

                    Authority and Duties of Owner Trustee

     6.01.     General Authority  . . . . . . . . . . . . . . . . . . . .  33
     6.02.     General Duties . . . . . . . . . . . . . . . . . . . . . .  33
     6.03.     Action upon Instruction  . . . . . . . . . . . . . . . . .  33
     6.04.     No Duties Except as Specified in this Trust Agreement  or
               in Instructions  . . . . . . . . . . . . . . . . . . . . .  35
     6.05.     No Action Except Under Specified Documents or
               Instructions . . . . . . . . . . . . . . . . . . . . . . .  35
     6.06.     Restrictions . . . . . . . . . . . . . . . . . . . . . . .  35
     6.07.     Limitation on Trust Activities . . . . . . . . . . . . . .  35

                                 ARTICLE VII

                         Concerning the Owner Trustee

     7.01.     Acceptance of Trusts and Duties  . . . . . . . . . . . . .  36
     7.02.     Furnishing of Documents  . . . . . . . . . . . . . . . . .  37
     7.03.     Representations and Warranties . . . . . . . . . . . . . .  37
     7.04.     Reliance; Advice of Counsel  . . . . . . . . . . . . . . .  38
     7.05.     Not Acting in Individual Capacity  . . . . . . . . . . . .  39
     7.06.     Owner Trustee Not Liable for Certificates or Underlying
               Securities . . . . . . . . . . . . . . . . . . . . . . . .  39
     7.07.     Owner Trustee May Own Certificates and Notes . . . . . . .  39

                                 ARTICLE VIII

                        Compensation of Owner Trustee

     8.01.     Owner Trustee's Fees, Expenses and Indemnity . . . . . . .  39

                                  ARTICLE IX

                        Termination of Trust Agreement

     9.01.     Termination of Trust Agreement . . . . . . . . . . . . . .  40

                                  ARTICLE X

            Successor Owner Trustees and Additional Owner Trustees

     10.01.    Eligibility Requirements for Owner Trustee . . . . . . . .  41
     10.02.    Resignation or Removal of Owner Trustee  . . . . . . . . .  42
     10.03.    Successor Owner Trustee  . . . . . . . . . . . . . . . . .  43
     10.04.    Merger or Consolidation of Owner Trustee . . . . . . . . .  43

                                  ARTICLE XI

                                Miscellaneous

     11.01.    Supplements and Amendments . . . . . . . . . . . . . . . .  44
     11.02.    Supplemental Amendments with Consent of Noteholders. . . .  44
     11.03.    Voting Interests . . . . . . . . . . . . . . . . . . . . .  45
     11.04.    Modification and Amendment of Swap Agreement . . . . . . .  46
     11.05.    Modification and Amendment of Swap Agreement . . . . . . .  46
     11.06.    No Legal Title to Trust Estate in Certificateholders . . .  46
     11.07.    Limitations on Rights of Others  . . . . . . . . . . . . .  46
     11.08.    Notices  . . . . . . . . . . . . . . . . . . . . . . . . .  47
     11.09.    Severability . . . . . . . . . . . . . . . . . . . . . . .  47
     11.10.    Separate Counterparts  . . . . . . . . . . . . . . . . . .  47
     11.11.    Successors and Assigns . . . . . . . . . . . . . . . . . .  47
     11.12.    Covenants of the Depositor . . . . . . . . . . . . . . . .  47
     11.13.    No Petition  . . . . . . . . . . . . . . . . . . . . . . .  48
     11.14.    No Recourse  . . . . . . . . . . . . . . . . . . . . . . .  48
     11.15.    Headings . . . . . . . . . . . . . . . . . . . . . . . . .  48
     11.16.    Governing Law  . . . . . . . . . . . . . . . . . . . . . .  48
     11.17.    Integration  . . . . . . . . . . . . . . . . . . . . . . .  48
     11.18.    Appointment of Agent . . . . . . . . . . . . . . . . . . .  48
     11.19.    Benefits of Trust Agreement  . . . . . . . . . . . . . . .  49
Signatures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

EXHIBITS

Exhibit A - Form of Certificate
Exhibit B - Certificate of Trust of (___________) Trust (______)
Exhibit C - Underlying Securities Schedule

     This Trust Agreement of (_________) TRUST (______), dated as of (_____________), (amending and restating the Trust Agreement, dated as of ______________) (as amended from time to time, this "Trust Agreement"), between ML ASSET BACKED CORPORATION, a Delaware corporation, as Depositor (the "Depositor") and (_______________________) a Delaware banking corporation, as Owner Trustee (the "Owner Trustee").

                               WITNESSETH THAT:

     In   consideration  of  the  mutual  agreements  herein  contained,  the
Depositor and the Owner Trustee agree as follows:

                                  ARTICLE I

                                 Definitions
                                 -----------

     Section 1.01.  Definitions.  Whenever used in this Trust Agreement, the
                    -----------
capitalized words and phrases, unless the context otherwise requires, shall have the following meanings:

     "Administration Agreement":  The Administration Agreement dated as of
      ------------------------
(_____________) among the Trust, (_____________________) as Indenture Trustee
and (_____________________) as Administrator, as it may be amended from time to time.

     "Administrator":  Initially (_____________________), and thereafter, any
      -------------
successor appointed under the Administration Agreement.

     "Assets":  The meaning specified in the Indenture.
      ------

     "Affiliate":  With respect to any specified Person, any other Person
      ---------
controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authorized Officer":  With respect to the Issuer, any officer of the
      ------------------
Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee (and the Swap Counterparty) on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Responsible Officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agree-ment and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee (and the Swap Counterparty) on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

     "Basic Documents":  The Certificate of Trust, the Trust Agreement, the
      ---------------
Indenture, the Administration Agreement, the Depository Agreement, (the Swap Agreement, the Swap Guarantee) and other documents and certificates delivered in connection therewith.

     ("Beneficial Owner":  With respect to any Certificate, the Person who
       ----------------
is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).)

     ("Book-Entry Certificates":  A beneficial interest in the Certificates,
       -----------------------
ownership and transfers of which shall be made through book entries by the Depository as described in Section 3.05 of this Trust Agreement.)

     "Business Day":  Any day other than a Saturday or a Sunday, or another
      ------------
day on which banking institutions in the City of New York, New York or the city in which the Corporate Trust Office of the Owner Trustee or the Indenture Trustee is located are authorized or obligated by law, regulations or executive order to be closed.

     "Business Trust Statute":  Chapter 38 of Title 12 of the Delaware Code,
      ----------------------
12 Del. Code SectionSection3801 et seq., as the same may be amended from time
   ---  ----                    -- ----
to time.

     ("Calculation Agent":  Initially, (_____________), and thereafter, any
       -----------------
successor appointed under the Calculation Agent Agreement.)

     ("Calculation Agent Agreement":  The Calculation Agent Agreement dated
       ---------------------------
as of (_____________) among the Trust, the Indenture Trustee and the Calculation Agent, as amended from time to time.)

     "Certificate":  Any one of the Class (B-1) (or the Class B-2)
      -----------
Certificates, each evidencing fractional undivided beneficial interests in amounts to be distributed hereunder and executed by the Owner Trustee in substantially the form set forth in Exhibit A-1 and Exhibit A-2, respectively, hereto.

     "Certificate Early Prepayment Price":  In respect of each Certificate,
      ----------------------------------
the lesser of:

          (i) its Pro Rata Share of (A) the proceeds of the liquidation of the Assets minus (B) (the sum of (1) any termination payment owed by the Issuer to the Swap Counterparty under the Swap Agreement and (2)) any other unpaid expenses incurred by the Issuer (including Trustee Expenses) and (3) the outstanding principal amount of the Notes plus accrued interest thereon; and

          (ii) 100% of the outstanding principal amount of such Certificate plus accrued interest thereon.

     "Certificate Interest Accrual Period":  As to any Payment Date, the
      -----------------------------------
period from and including the preceding Payment Date (in the case of the first Payment Date, from and including (_____________)) to but excluding such current Payment Date.

     "Certificate of Trust":  The Certificate of Trust filed for the Trust
      --------------------
pursuant to Section 3810 (a) of the Business Trust Statute.

     "Certificate Owner":  The Beneficial Owner of a Certificate.
      -----------------

     "Certificate Register":  The meaning provided in Section 3.09 of the
      --------------------
Trust Agreement.

     "Certificate Registrar":  Initially the Administrator, in its capacity
      ---------------------
as Certificate Registrar, or any successor to the Administrator in such capacity as provided in Section 3.09 of the Trust Agreement.

     "Certificateholder or Holder":  The Person in whose name a Certificate
      ---------------------------
is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Trust Agreement, any Certificate registered in the name of the Depositor, the Owner Trustee or any affiliate of either shall be deemed not to be Outstanding.

     "Class":  As to the Notes, the Class (A-1) Notes (and the Class A-2
      -----
Notes) and as to the Certificates, the Class (B-1) Certificates (and the Class B-2 Certificates).

     "Class A Notes":  The (___________) Trust (______) (________________)
      -------------
Notes, Class (A-1) (and Class A-2).

     "Class (B-1) Certificate Accrual Rate":  For each Certificate Interest
      ------------------------------------
Accrual Period, a rate per annum equal to (_____) for such Certificate Interest Accrual Period calculated on the basis of (the actual number of days in such Certificate Interest Accrual Period divided by 360). The Class (B-1) Certificate Accrual Rate for the first Certificate Interest Accrual Period shall be (_______)%.

     "Class (B-2) Certificate Accrual Rate":  For each Certificate Interest
      ------------------------------------
Accrual Period, a rate per annum equal to (_____) for such Certificate Interest Accrual Period calculated on the basis of (the actual number of days in such Certificate Interest Accrual Period divided by 360). The Class (B-2) Certificate Accrual Rate for the first Certificate Interest Accrual Period shall be (_______)%.

     "Class (B-1) Certificates":  The (___________) Trust (______)
      ------------------------
(__________________) Certificates, Class (B-1).

     "Class (B-2) Certificates":  The (___________) Trust (______)
      ------------------------
(__________________) Certificates, Class (B-2).

     "Closing Date":  The date of the initial issuance of the Notes and the
      ------------
Certificates.

     "Code":  The Internal Revenue Code of 1986, as amended, and the rules
      ----
and regulations promulgated thereunder.

     "Collateral":  The meaning specified in the Granting Clause of the
      ----------
Indenture.

     "Collection Account":  The trust account created and maintained with the
      ------------------
Indenture Trustee pursuant to Section 3.01 of the Indenture and referred to therein as the Collection Account. Funds deposited in the Collection Account shall be held in trust for the Noteholders (and the Swap Counterparty) for the uses and purposes set forth in Article III of the Indenture.

     "Corporate Trust Office":  Either (i) The principal corporate trust
      ----------------------
office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Trust Agreement is located at (_______), Attention:
Corporate Trust Department or (ii) the principal corporate trust office of the Indenture Trustee and Note Registrar at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at (________), Attention:
(_________________).

     "Definitive Notes":  The meaning provided in Section 4.06 of the
      ----------------
Indenture.

     "Denomination":  For each Note or Certificate, as applicable, the amount
      ------------
designated as such on the face thereof, the aggregate of the Denominations of all Notes and Certificates on the Closing Date being equal to the aggregate of the principal balance of the Underlying Securities.

     "Depositor":  ML Asset Backed Corporation, a Delaware corporation, or
      ---------
its successor in interest.

     "Depository":  The Depository Trust Company or a successor appointed by
      ----------
the Administrator. Any successor to the Depository shall be an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and the regulations of the Securities and Exchange Commission thereunder.

     "Depository Agreement":  A letter of representations dated
      --------------------
(_____________) (as amended and supplemented from time to time) among the Issuer, the Indenture Trustee, the Administrator and the Depository.

     "Depository Participant":  A Person for whom the Depository maintains
      ----------------------
one or more securities accounts on its books and records.

     "Eligible Investments":  The meaning specified in the Indenture.
      --------------------

     "ERISA":  Employee Retirement Income Security Act of 1974, as amended,
      -----
and the rules and regulations promulgated thereunder.

     "Event of Default":  The meaning specified in the Indenture.
      ----------------

     "Exchange Act":  The Securities Exchange Act of 1934, as amended, and
      ------------
the rules and regulations promulgated thereunder.

     "Extraordinary Expenses":  (a) All costs, charges and expenses incurred
      ----------------------
by the Issuer in connection with the issue of the Notes or Certificates or otherwise relating to the Notes or Certificates that do not constitute Ordinary Expenses and (b) all Trustee Expenses.

     "FHLMC":  The Federal Home Loan Mortgage Corporation.
      -----

     "Final Liquidation Proceeds":  The proceeds of the sale or other
      --------------------------
liquidation of the Underlying Securities and the Eligible Investments after the occurrence of an Event of Default.

     ("Global Certificate":  The meaning provided in Section 3.04 of this
       ------------------
Trust Agreement.)

     "Global Note":  The meaning provided in Section 4.01 of the Indenture.
      -----------

     "Grant":  Means mortgage, pledge, bargain, sell, warrant, alienate,
      -----
remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Underlying Securities or the Eligible Investments and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "Indenture":  The Trust Indenture dated as of (_____________) among the
      ---------
Trust,  (_____________________)   as   Indenture  Trustee   (and   the   Swap
Counterparty), as it may be amended from time to time.

     "Indenture Trustee":  (_____________________), in its capacity as
      -----------------
indenture trustee or its successor in interest, or any successor trustee appointed as herein provided.

     "Initial Certificate Balance":  $(____).
      ---------------------------

     ("Initial Certificate Prepayment Date": ______________.)
       -----------------------------------

     "Initial Owner Trustee Fee":  The fees as have been separately agreed
      -------------------------
upon before the date hereof between the Depositor and the Owner Trustee.

     ("Interest Determination Date":  ______________.)
       ---------------------------

     "Issuer":  (___________) Trust (______), a Delaware business trust.
      ------

     "Lien":  Any mortgage, deed of trust, pledge, conveyance, hypothecation,
      ----
assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.

     "Money":  The meaning specified in Section 1-201(24) of the UCC.
      -----

     "Note":  Any one of the Class A Notes, each secured by the specified
      ----
assets of the Trust pursuant to the Indenture and authenticated by the Indenture Trustee in substantially the form set forth in Exhibit A to the Indenture.

     "Noteholder":  The Person in whose name a Note is registered in the Note
      ----------
Register, except that, solely for the purpose of giving any consent pursuant to the Indenture, any Note registered in the name of the Depositor or the Indenture Trustee or any affiliate of either shall be deemed not to be Outstanding (as defined in the Indenture).

     "Note Registrar": The Indenture Trustee, in its capacity as Note
      --------------
Registrar.

     "Officer's Certificate":  A certificate signed by any Authorized Officer
      ---------------------
of the Issuer and delivered to the Indenture Trustee. Unless otherwise specified, any reference in this Trust Agreement to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

     "Opinion of Counsel":  A written opinion of counsel, who may be counsel
      ------------------
for the Issuer, the Depositor, the Owner Trustee or the Indenture Trustee.

     "Ordinary Expenses":  (i) All costs, charges and expenses incurred by
      -----------------
the Issuer in connection with the issue of the Notes and Certificates that were incurred or were reasonably quantifiable or could reasonably be anticipated on or before (_____________) and (ii) all customary ongoing expenses of the Issuer, and shall exclude, without limitation, (a) any expenses incurred by the Issuer resulting from legal actions against the Issuer, the Indenture Trustee, the Administrator or the Owner Trustee and (b) any costs, charges or expenses incurred by the Owner Trustee, the Indenture Trustee or the Administrator.

     "Outstanding":  With respect to the Certificates, as of the date of
      -----------
determination, all Certificates theretofore executed, authenticated and delivered under this Trust Agreement except:

     (i) Certificates theretofore cancelled by the Certificate Registrar or delivered to the Owner Trustee for cancellation;

    (ii) Certificates in exchange for or in lieu of which other Certificates have been executed, authenticated and delivered pursuant to this Trust Agreement unless proof satisfactory to the Owner Trustee is presented that any such Certificates are held by a holder in due course; and

   (iii) solely for the purpose of giving any request, demand, authorization, direction, notice, consent or other action under the Basic Documents, any Certificate registered in the name of the Depositor, the Owner Trustee or any affiliate thereof.

     "Outstanding Amount":  On any day, the aggregate unpaid principal amount
      ------------------
of all Notes or Certificates Outstanding on such day, as applicable.

     "Owner Trustee":  (_______________________) not in its individual
      -------------
capacity but solely in its capacity as owner trustee or its successor in interest, or any successor owner trustee appointed as herein provided.

     "Payment Amount":  As to any Payment Date with respect to the Notes, the
      --------------
amount due and payable pursuant to Section 3.05 of the Indenture.

     "Payment Date":  The (_____) day of each (_____), (or if any such date
      ------------
is not a Business Day, the next succeeding Business Day), commencing (___________) .

     "Percentage Interest":  As to any Note, the percentage interest in the
      -------------------
applicable Payment Amount represented thereby, such percentage interest being equal to the percentage obtained by dividing the outstanding principal amount of such Note by the Outstanding Amount of all Notes or as to any Certificate, the percentage interest represented thereby, such percentage interest being equal to the percentage obtained through dividing the outstanding principal amount of such Certificate by the aggregate Outstanding Amount of all Certificates.

     "Person":  Any individual, corporation, partnership, limited liability
      ------
company,   joint   venture,   association,   joint-stock   company,    trust,
unincorporated   organization  or  government  or  any  agency  or  political subdivision thereof.

     "Predecessor Certificate":  With respect to any particular Certificate,
      -----------------------
every previous Certificate evidencing all or a portion of the same debt as that evidenced by such particular Certificate; and, for the purpose of this definition, any Certificate authenticated and delivered under Section 3.11 of the Trust Agreement in lieu of a mutilated, lost, destroyed or stolen Certificate shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Certificate.

     "Prepayment Determination Date":  With respect to any Payment Date on
      -----------------------------
which a payment or prepayment of principal on the Certificates is due, the first Business Day of the month in which such Payment Date occurs.

     "Pro Rata Share":  With respect to any Certificate, the percentage
      --------------
obtained by dividing the outstanding principal amount of such Certificate by the Outstanding Amount of all of the Certificates.

     "Principal Balance":  As to any Payment Date and for each Note, the
      -----------------
aggregate Denomination of such Notes, reduced by any distributions of principal thereof.

     "Priority of Payments":  The meaning specified in the Indenture.
      --------------------

     "Proceeding":  Any suit in equity, action at law or other judicial or
      ----------
administrative proceeding.

     ("Purchase Agreement":  The Purchase Agreement dated (________) between
       ------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated as initial purchaser (the "Initial Purchaser") and the Issuer.)

     "Rating Agency":  (_____) and (_____).  If no such organization or
      -------------
successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Owner Trustee, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee, (the Swap Counterparty) and the Depositor.

     "Record Date":  With respect to any Payment Date other than the first
      -----------
Payment Date, the last Business Day of the month preceding the month of the related Payment Date and with respect to the first Payment Date, the Closing Date.

     "Registered Holder":  The Person in whose name a Certificate is
      -----------------
registered in the Certificate Register on the applicable Record Date.

     "Responsible Officer":  With respect to the Indenture Trustee, the Owner
      -------------------
Trustee or the Administrator, the Chairman or Vice Chairman of the Board of Directors, the Chairman or Vice Chairman of the Executive or Standing Com-mittee of the Committee on Trust Matters, any Vice President (Executive, Senior, Regular, Assistant or other), any Assistant Secretary, any Assistant Treasurer, any Trust Officer or any Banking Officer of such entity.

     ("Rule 144A Information":  Such information as is specified pursuant to
       ---------------------
Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).)

     "Sale Procedures":  The meaning specified in Section 5.16 of the
      ---------------
Indenture.

     "Scheduled Final Payment Date":   (_______).
      ----------------------------

     "Securities":  The Notes and the Certificates.
      ----------

     "Securities Act":  The Securities Act of 1933, as amended, and the rules
      --------------
and regulations promulgated thereunder.

     "Securityholder":  Any Holder of the Notes and Certificates.
      --------------

     "Single Certificate":  A Certificate in the Denomination of $1,000.
      ------------------

     "Single Note":  A Note in the Denomination of $1,000.
      -----------

     ("Swap Agreement":  The master agreement dated as of (_____), including
       --------------
any  schedules  attached   thereto  and  confirmation  letters   executed  in
connection therewith, between the Swap Counterparty and the Trust).

     ("Swap Counterparty":  _______________)
       -----------------

     ("Swap Default":  An Event of Default under and as defined in the Swap
       ------------
Agreement.)

     ("Swap Early Termination":  The designation of an "Early Termination
       ----------------------
Date" (as defined in the Swap Agreement).)

     ("Swap Guarantee":  The Swap Guarantee dated as of (_____) delivered by
       --------------
the Swap Guarantor).

     ("Swap Guarantor":  _____________________).
       --------------

     ("Swap Termination Event":  A Termination Event under and as defined in
       ----------------------
the Swap Agreement.)

     "Trust":  (___________) Trust (______); the trust created by this Trust
      -----
Agreement and by the filing with the Secretary of State of the State of Delaware a Certificate of Trust of the Trust.

     "Trust Agreement":  The agreement entered into between the Owner Trustee
      ---------------
and the Depositor, dated as of (______________) (as amended and restated on (_____________) by this amended and restated trust agreement).

     "Trust Estate":  The meaning specified in the Granting Clause of the
      ------------
Indenture.

     "Trustee Expenses":  The meaning specified in the Indenture.
      ----------------

     "UCC":  The Uniform Commercial Code as in effect in the State of New
      ---
York as of the date hereof.

     "Underlying Agreement":  (______________) pursuant to which the
      --------------------
Underlying Securities were originally issued.

     "Underlying Securities": The credit-card asset-backed certificates or
      ---------------------
notes transferred to the Trust by the Depositor, each of which is identified on the Underlying Securities Schedule.

     "Underlying Securities Distribution Date Statement":  The statement
      -------------------------------------------------
provided by the paying agent for the Underlying Securities on each distribution date for the Underlying Securities pursuant to the Underlying Agreement reporting certain information with respect to the Underlying Securities, which report may be obtained by the Indenture Trustee, as holder of the Underlying Securities, upon request.

     "Underlying Securities Schedule": The schedule attached as Exhibit C
      ------------------------------
hereto,  such schedule  setting forth certain  information as to  each of the
Underlying Securities, including (i) the principal balance at the Closing Date, (ii) the pass-through or interest rate payable in respect of the Underlying Securities and (iii) the maturity date of the Underlying Securities.

     "Voting Interests":  The meaning provided in Section 11.03 of this Trust
      ----------------
Agreement.

                                  ARTICLE II

                                 Organization
                                 ------------

     Section 2.01.  Name.  The Trust created hereby shall be known as
                    ----
"(___________) Trust (______)," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     Section 2.02.  Office.  The office of the Trust shall be in care of the
                    ------
Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders, (the Swap Counterparty) and the Depositor.

     Section 2.03.  Purposes and Powers.  The purpose of the Trust is to
                    -------------------
engage in the following activities:

          (i) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Trust Agreement, to sell the Notes and the Certificates and to make payments on the Notes and distributions on the Certificates;

         (ii) with the proceeds of the sale of the Notes and the Certificates, to purchase the Underlying Securities; (to enter into the Swap Agreement), and to pay the organizational, start-up and transactional expenses of the Trust;

        (iii) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholders any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

         (iv) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

          (v)  to  engage   in  those  activities,  including  entering  into
     agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

         (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate, (the making of payments to the Swap Counterparty) and the making of distributions to the Certificateholders and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Trust Agreement or the other Basic Documents.

     Section 2.04.  Appointment of Owner Trustee.  The Depositor hereby
                    ----------------------------
appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

     Section 2.05.  Initial Capital Contribution of Trust Assets.  The
                    --------------------------------------------
Depositor has sold, assigned, transferred, conveyed and set over to the Trust, as of (___________), the sum of $1. The Owner Trustee hereby acknowledges on behalf of the Trust, receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial assets of the Trust and shall be deposited in the Collection Account.

     Section 2.06.  Declaration of Trust.  The Owner Trustee hereby declares
                    --------------------
that it will hold the Trust Estate on behalf of the Trust in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Trust Agreement constitute the governing instrument of such business trust. (It is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a security arrangement for the issuance of debt.) The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a security arrangement for the issuance of debt for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee is hereby authorized to file with the Secretary of State of the State of Delaware a Certificate of Trust of the Trust.

     Section 2.07.  Limitation of Liability.  The Certificateholders shall
                    -----------------------
be entitled to the same limitation of personal liability extended to stock-holders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     Section 2.08.  Title to Trust Property.  Legal title to the Trust Estate
                    -----------------------
shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

     Section 2.09.  Situs of Trust.  The Trust will be located and
                    --------------
administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The only office of the Trust will be at the Corporate Trust Office in Delaware.

     Section 2.10.  Representations and Warranties and Covenants of the
                    ---------------------------------------------------
Depositor.  (a)  The Depositor hereby represents and warrants to the Owner
----------
Trustee that:

           (i) the Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

         (ii) the execution and delivery of the Trust Agreement by the Depositor and its performance of and compliance with the terms thereof will not violate the Depositor's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or by which the Depositor or any of its assets is bound;

          (iii) to the Depositor's knowledge after due inquiry, the Depositor has the full power and authority to enter into and consummate all transactions contemplated by the Trust Agreement, has duly authorized the execution, delivery and performance of the Trust Agreement and has duly executed and delivered the Trust Agreement; and the Trust Agreement, upon its execution and delivery by the Depositor and assuming due authorization, execution and delivery by the Trustee, will constitute a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (iv) to the Depositor's knowledge after due inquiry, the Depositor is not in violation, and the execution and delivery of the Trust Agreement by the Depositor and its performance and compliance with the terms of the Trust Agreement will not constitute a violation, of any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Depositor or its properties, which violation would reasonably be expected to have a material and adverse effect on the duties and obligations of the Depositor under the Trust Agreement; and

          (v) there are not any existing liens, charges, security interests or other encumbrances on the Underlying Securities immediately prior to the time of transfer except those created by this Trust Agreement;

          (vi)   immediately  prior  to  the  conveyance  of  the  Underlying
     Securities pursuant to Section 3.01, the Depositor had good title thereto and was the sole owner thereof;

          (vii)  the  information  contained  in  the  Underlying  Securities
     Schedule is true and correct in all material respects.

     (b)  The Depositor hereby covenants that:

          (i) Except for the transfer hereunder, the Depositor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any of the Underlying Securities or any interest therein; the Depositor will notify the Owner Trustee (and the Swap Counterparty) of the existence of any Lien on any of the Underlying Securities immediately upon discovery thereof; and the Depositor will defend the right, title and interest of the Owner Trustee in, to and under the Underlying Securities against all claims of third parties claiming through or under the Depositor.

          (ii) The Depositor will not engage in any activity that would result in a reduction or withdrawal of the rating of the Certificates or Notes by the Rating Agencies.

                                 ARTICLE III

                   Conveyance of the Underlying Securities;
                   ----------------------------------------
                  Certificates; Appointment of Administrator
                  ------------------------------------------

     Section 3.01.  Conveyance of the Underlying Securities.  The Depositor,
                    ---------------------------------------
upon the execution and delivery of this Trust Agreement, does hereby transfer, convey, sell and assign to the Trust, without recourse, all the right, title and interest of the Depositor in and to the Underlying Securities including all distributions thereon, payable on and after the Closing Date and all other assets included or to be included in the Trust for the benefit of Certificateholders.

     The parties hereto intend that the transaction set forth herein be a sale by the Depositor to the Trust of all of the Depositor's right, title and interest in and to the Underlying Securities and the other property described above. In the event that the transaction set forth herein is not deemed to be a sale, the Depositor hereby grants to the Trust a security interest in all of the Depositor's right, title and interest in, to and under the Underlying Securities, all distributions thereon and all proceeds thereof; and this Trust Agreement shall constitute a security agreement under applicable law.

     Section 3.02.  Initial Ownership.  Upon the formation of the Trust by
                    -----------------
the contribution by the Depositor pursuant to Section 2.05 and until the transfer of the Certificates to the purchaser thereof, the Depositor shall be the sole beneficiary of the Trust.

     Section 3.03.  The Certificates.  (a)  The Class (B-1) Certificates (and
                    ----------------
the Class B-2 Certificates) shall be issued substantially in the form set forth in Exhibit (A-1 and A-2, respectively) in minimum denominations of $(_______) and in integral multiples of $(_____) in excess thereof. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. A Person shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such Person's acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.05.

     A transferee of a Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a
Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to Section 3.05.

     (b) The Class (B-1) Certificates (and the Class B-2 Certificates) shall accrue interest at the Class (B-1) Certificate Accrual Rate (and the Class B-2 Certificate Accrual Rate, respectively). Such amounts shall be due and payable on each Payment Date. Interest will accrue with respect to each Payment Date during the Certificate Interest Accrual Period ending on the day next preceding such Payment Date. Interest on the Certificates shall be payable solely from amounts in the Collection Account, (including amounts received pursuant to the Swap Agreement), and shall be subject to the Priority of Payments. No interest will be paid on overdue interest. Beginning on (_______________), the principal payable on the Certificates as described in Section 3.03(c) on a Payment Date will be calculated by the Administrator (based on information provided by the Calculation Agent), and will be paid to the Certificateholders in accordance with the Percentage Interest represented by each such Certificate. Any installment of interest or principal, if any, payable on any Certificate that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to each Certificateholder of record on the preceding Record Date, by wire transfer to an account specified in writing by such Certificateholder reasonably satisfactory to the Administrator as of the preceding Record Date or by check to such Certificateholder mailed to such Holder's address as it appears in the Certificate Register if no such instructions have been delivered to the Administrator.

     (If any amount of interest which would otherwise be payable on the Underlying Securities on any payment date for such Underlying Securities is deferred under the terms and conditions thereof, interest otherwise due in respect of the Certificates on the following Payment Date will be deferred in the same proportion as the proportion that the deferred interest on such Underlying Securities represents of the aggregate interest otherwise due on the Underlying Securities on the most recent payment date for the Underlying Securities preceding such Payment Date (as determined by the Calculation Agent (in accordance with the Swap Agreement)). Any such deferred interest on the Certificates will become payable on the Payment Date following the date when the related deferred interest on the Underlying Securities is received by the Issuer. Certificateholders will not be entitled to any additional payment in respect of any such delay.)

     (c) Principal due on the Certificates shall be payable solely from amounts in the Collection Account, including amounts, if any, received pursuant to (the Swap Agreement), and shall be subject to the Priority of Payments. Beginning on (_____) and on each Payment Date thereafter, principal payable on the Class (B-1) Certificates (and the Class B-2 Certificates) on any Payment Date will be equal to (___________________), as determined by the Administrator (based on information provided by the Calculation Agent.)

     (d)  (Reserved)

     (e)  (Reserved)

     (f) (At such time as the Issuer has incurred Extraordinary Expenses in an aggregate amount at least equal to $(______), the Indenture Trustee will give notice to the Noteholders and the Administrator will give notice to the Certificateholders that such expenses have been incurred.)

     (g) The prepayment price for any payment of principal on the Certificates will be (___)% of the principal amount prepaid. No notice of prepayment will be given to Holders of the Certificates.

     (h) (The Issuer has no optional prepayment rights with respect to the Certificates.)

     (i) The principal, if any, of each Certificate shall be due and payable in full on the Scheduled Final Payment Date for such Certificate as provided in the form of Certificate set forth in Exhibit A, to the extent funds are available, in accordance with the Priority of Payments. Notwithstanding the foregoing, if the outstanding principal amount of the Notes has become immediately due and payable in the manner provided in the Indenture, upon the occurrence of an Event of Default, the principal of the Certificates will be distributed out of the net proceeds realized from the sale of the Underlying Securities and Eligible Investments, if any, to the extent available after the payment of all other obligations of the Issuer in accordance with the Priority of Payments. All principal payments on Certificates shall be made to the Certificateholders entitled thereto in accordance with the Percentage Interests represented by such Certificates. The Administrator shall notify the Person in whose name a Certificate is registered at the close of business on the Record Date preceding the Scheduled Final Payment Date or other earlier final Payment Date. Such notice shall be mailed no later than five Business Days prior to such Scheduled Final Payment Date or other final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Certificate at the Scheduled Final Payment Date or other final Payment Date, but in no case later than (________________) will be payable only upon presentation and surrender of such Certificate and shall specify the place where such Certificate may be presented and surrendered for such final payment.

     (Section 3.04. The Global Certificates.  (This section to be revised
                    -----------------------
depending on tax status of trust.) The aggregate Denominations of all Certificates issued as of the Closing Date shall be $(_________). Beneficial Owners will hold interests in the Global Certificates through the book-entry facilities of the Depository in minimum Denominations of $(_________) and integral multiples of $(_________) in excess thereof.

     The Certificates shall be issued initially in the form of one or more permanent Global Certificates in definitive, fully registered form without interest coupons with the applicable legend set forth in Exhibit A hereto, respectively, added to the form of such Certificates (each, a "Global Certificate"), which shall be deposited on behalf of the subscribers for such Certificates represented thereby with the Owner Trustee as custodian for the Depository and registered in the name of a nominee of the Depository, duly executed by the Owner Trustee and authenticated by the Owner Trustee as hereinafter provided. The aggregate principal amount of the Global
Certificates may from time to time be increased or decreased by adjustments made on the records of the Owner Trustee or the Depository or its nominee, as the case may be, as hereinafter provided.

     The Owner Trustee may for all purposes (including the making of payments due on the Global Certificates) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Global Certificates for the purposes of exercising the rights of Certificateholders hereunder. Except as provided in the next succeeding paragraph of this
Section 3.04, the rights of Beneficial Owners with respect to the Global Certificates shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 3.07, Beneficial Owners shall not be entitled to definitive notes for the Global Certificates as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Certificateholder shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Owner Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date. Without the consent of the Issuer and the Owner Trustee, no Global Certificate may be transferred by the Depository except to a successor Depository that agrees to hold such Global Certificate for the account of the Beneficial Owners.

     In the event the Depository Trust Company resigns or is removed as Depository, the Administrator may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Global Certificate it beneficially owns in the manner prescribed in Section 3.07.)

     (Section 3.05. Book-Entry Certificates.  This section shall apply only
                    -----------------------
to Global Certificates deposited with or on behalf of the Depository.

     The Owner Trustee shall execute, on behalf of the Issuer, and the Owner Trustee shall authenticate and deliver initially one or more Global Certificates that (i) shall be registered in the name of the nominee of the Depository for such Global Certificates and (ii) shall be delivered by the Owner Trustee to such Depository or pursuant to such Depository's instructions or held by the Owner Trustee's agent as custodian for the Depository. Such Global Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner will receive a Definitive Certificate representing such Beneficial Owner's interest in such Certificate, except as provided in Section 3.07. Unless and until definitive, fully registered Certificates (the "Definitive Certificates") have been issued to Beneficial Owners pursuant to Section 3.07:

          (i) the provisions of this Section 3.05 shall be in full force and effect;

          (ii) the Certificate Registrar and the Owner Trustee shall be entitled to deal with the Depository for all purposes of this Trust Agreement (including the payment of principal of and interest on the Certificates and the giving of instructions or directions hereunder) as the sole holder of the Global Certificates, and shall have no obligation to the applicable Certificate Owners;

          (iii)  to the  extent  that  the provisions  of  this Section  3.05 conflict with any other provisions of this Trust Agreement, the provisions of this Section 3.05 shall control;

           (iv) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Certificate Owners and the Depository and/or the Depository Participants pursuant to the Depository Agreement. Unless and until Definitive Certificates are issued pursuant to
     Section 3.07 the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Global Certificates to such Depository Participants; and

           (v) whenever this Trust Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Global Certificates evidencing a specified percentage of the Outstanding Amount of the Certificates, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Global Certificates and has delivered such instructions to the Owner Trustee.)

     Section 3.06.  (Notices to Depository.  Whenever a notice or other
                     ---------------------
communication to the Certificateholders is required under this Trust Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 3.07, the Owner Trustee shall give all such notices and communications specified herein to be given to Holders of the Global Certificates to the Depository, and shall have no obligation to the Beneficial Owners.)

     Section 3.07.  (Definitive Certificates.  If (i) the Administrator
                     -----------------------
advises the Indenture Trustee and the Owner Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Securities, and the Administrator is unable to locate a qualified successor or (ii) the Administrator, at its option, elects to terminate the book-entry system of registration through the Depository then the Depository will be expected to notify all Beneficial Owners and the Owner Trustee of the occurrence of any such event and of the availability of Definitive Notes and Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Owner Trustee of the typewritten Certificates representing the Book-Entry Certificates by the Depository, accompanied by re-registration instructions, the Owner Trustee, on behalf of the Issuer, shall execute and shall authenticate the Definitive Notes and Definitive Certificates in accordance with the instructions of the Depository, and thereafter the Indenture Trustee will recognize the holders of such Definitive Notes as Noteholders under the Indenture and the Owner Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Trust Agreement. None of the Issuer, the Certificate Registrar or the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Owner Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders.)

     Section 3.08.  Authentication of Certificates.  Concurrently with the
                    ------------------------------
initial sale of the Underlying Securities to the Trust, the Owner Trustee shall cause the Certificates in an aggregate principal amount equal to the Initial Certificate Balance to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president, any vice president, secretary or any assistant treasurer, without further corporate action by the Depositor, in authorized denominations. No Certificate shall entitle its holder to any benefit under this Trust Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Administrator, as the Trust's authenticating agent, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     Section 3.09.  Registration of Transfer and Exchange of Certificates.
                    -----------------------------------------------------
The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.14, a Certificate Register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Administrator shall be the initial Certificate Registrar.

     Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.14, the Owner Trustee on behalf of the Trust shall execute, authenticate and deliver in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Holder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to
Section 3.14.

     Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

     No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make, and the Certificate Registrar shall not register, transfers or exchanges of, Certificates for a period of 15 days preceding the due date for any payment with respect to the Certificates.

     (Each purchaser of the Certificates or a beneficial interest in a Global Certificate will be deemed to have represented and agreed as follows (terms used in this paragraph that are defined in Rule 144A under the Securities Act are used herein as defined therein):

          (a) The purchaser (1) is a qualified institutional buyer, (2) is aware that the sale of the Certificates to it is being made in reliance on the exemption from registration provided by Rule 144A under the Securities Act and (3) is acquiring the Certificates for its own account or for one or more accounts, each of which is a qualified institutional buyer, and as to each of which the purchaser exercises sole investment discretion. The purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Certificates, and the purchaser, and any accounts for which it is acting, are each able to bear the economic risk of the purchaser's or its investment.

          (b) The purchaser understands that the Certificates are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Certificates have not been and will not be registered under the Securities Act, and, if in the future the purchaser decides to offer, resell, pledge or otherwise transfer the Certificates, such Certificates may be offered, resold, pledged or otherwise transferred only in accordance with the applicable legend on such Certificates. The purchaser acknowledges that no representation is made by the Indenture Trustee, the Owner Trustee, the Administrator, (the Swap Counterparty, the Swap Guarantor), the Initial Purchaser or the Depositor, as the case may be, as to the availability of any exemption under the Securities Act or any state securities laws for resale of the Certificates.

          (c) The purchaser is not purchasing the Certificates with a view to the resale, distribution or other disposition thereof in violation of the Securities Act. The purchaser understands that an investment in the Certificates involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. The purchaser has had access to such financial and other information concerning the Trust and the Certificates as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Certificates.

          (d) In connection with the purchase of the Certificates: (A) none of the Owner Trustee, the Indenture Trustee, the Administrator, (the Swap Counterparty, the Swap Guarantor), the Initial Purchaser, or the Depositor is acting as a fiduciary or financial or investment adviser for the purchaser; (B) the purchaser is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Owner Trustee, the Indenture Trustee, the Administrator, (the Swap Counterparty, the Swap Guarantor), or the Depositor other than in a current offering memorandum for such Certificates and any representations expressly set forth in a written agreement with such party; (C) none of the Owner Trustee, the Indenture Trustee, the Administrator, (the Swap Counterparty, the Swap Guarantor), the Initial Purchaser or the Depositor have given to the purchaser (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of the Trust Agreement, the Indenture, (the Swap Agreement) or documentation for the Certificates; and (D) the purchaser has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Trust Agreement, (the Swap Agreement) and Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Owner Trustee, the Administrator, (the Swap Counterparty, the Swap Guarantor), the Indenture Trustee, the Initial Purchaser or the Depositor.

          (e) The purchaser understands that the Certificates will bear the applicable legend set forth in exhibits to the Trust Agreement. Before any interest in a Certificate may be offered, resold, pledged or otherwise transferred, the transferee will be required to provide the Owner Trustee with a written certification as to compliance with the transfer restrictions.

          (f) The purchaser will not, at any time, offer to buy or offer to sell the Certificates by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or seminar or meeting whose attendees have been invited by general solicitation or advertising.

          (g)  The purchaser is a United  States person within the meaning of
     Section 7701 (a) (30) of the Internal Revenue Code of 1986, as amended. The purchaser understands and agrees that any purported transfer of the certificates to a Holder that does not comply with the requirements of this clause (h) shall be null and void ab initio.

          (h) The purchaser is not (A) an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to the fiduciary responsibility provisions of ERISA, (B) a "plan" that is subject to
     Section  4975  of the  Code, (C)  a "governmental  plan" (as  defined in
     Section 3(32) of ERISA) that is subject to any federal, State or local law which is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code (the persons or entities described in clauses (A), (B), and (C) being referred to herein as "Benefit Plans") or (D) any person or entity that is using, for purposes of the fiduciary responsibility provisions of ERISA or Section 4975 of the Code, the assets of any Benefit Plan to purchase or hold its interest in any Securities (the person and entities described in this clause (D), together with Benefit Plans, being referred to as "Benefit Plan Investors"). The purchaser, and any fiduciary of the purchaser causing the purchaser to acquire the Securities, agrees to indemnify and hold harmless the Trust, the Owner Trustee, the Indenture Trustee, the
     Administrator, the Depositor, (the Swap Counterparty, the Swap Guarantor), the Initial Purchaser and the Depositor and their respective affiliates from any cost, damage or loss incurred by them as a result of the purchaser being or being deemed to be a Benefit Plan Investor.

          (i) If the Certificates purchased by any Person that is a partnership, grantor trust or S Corporation for federal income tax purposes comprise more than one-half of the assets of such Person (including beneficial owners owning such Person through a partnership, grantor trust or S Corporation), that the number of beneficial owners of such Person does not and will not exceed the principal amount of the Certificates owned by such Person divided by $100,000 and income from such Certificates will be allocated pro rata to beneficial owners of such Person.)

     Section 3.10.  (Reporting.  At any time when the Trust is not subject
                    ----------
to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a holder or beneficial owner of a Note or a Certificate, the Depositor shall promptly furnish or cause to be furnished Rule 144A Information to such holder or beneficial owner and to any prospective purchaser of such Note or Certificate designated by such holder or beneficial owner, as the case may be, in order to permit compliance by such holder or beneficial owner with Rule 144A under the Securities Act in connection with the resale of such Note or Certificate by such holder or beneficial owner.)

     Section 3.11.  Mutilated, Destroyed, Lost or Stolen Certificates.  If
                    -------------------------------------------------
(a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction  of  the destruction,  loss  or  theft  of any  Certificate  and
(b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee or the Administrator, as the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 3.11, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 3.11 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 3.12.  Persons Deemed Certificateholders.  Prior to due
                    ---------------------------------
presentation  of  a  Certificate  for registration  of  transfer,  the  Owner
Trustee, the Certificate Registrar or any Administrator shall treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or any Administrator shall be bound by any notice to the contrary.

     Section 3.13.  Access to List of Certificateholders' Names and
                    -----------------------------------------------
Addresses.  The Owner Trustee shall furnish or cause to be furnished to the
---------
Depositor, within 15 days after receipt by the Owner Trustee of a written request therefor from the Depositor, a list, in such form as the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders or one or more Holders of Certificates evidencing not less than 25% of the outstanding principal of the Certificates apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Trust Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     Section 3.14.  Maintenance of Office or Agency.  The Issuer shall
                    -------------------------------
maintain in the City of New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Trust initially designates the office of (__________________) its office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     Section 3.15.  Appointment of Administrator.  The Administrator shall
                    ----------------------------
undertake the obligations of the Trust, pursuant to the Administration Agreement and shall make distributions to Certificateholders from the amounts received by the Administrator from the Indenture Trustee in accordance with the Priority of Payments pursuant to Section 5.02 and shall report the amounts of such distributions to the Owner Trustee. The Administrator initially shall be (_____________________) and shall be designated pursuant to the Administration Agreement and will perform such duties as are set forth therein. Any reference in this Trust Agreement to the Administrator shall include any co-paying agent unless the context requires otherwise.

                                  ARTICLE IV

                           Actions by Owner Trustee
                           ------------------------

     Section 4.01.  Prior Notice to Certificateholders with Respect to
                    --------------------------------------------------
Certain Matters.  With respect to the following matters and subject to
---------------
Section 4.05, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificate-holders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

     (a) the initiation of any claim or lawsuit by the Trust and the compromise of any action, claim or lawsuit brought by or against the Trust;

     (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

     (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

     (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders; or

     (e) the appointment pursuant to the Indenture of a successor Note Registrar, Administrator or Indenture Trustee or pursuant to this Trust Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Administrator or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Trust Agreement, as applicable.

     Section 4.02.  Action by Certificateholders with Respect to Certain
                    ----------------------------------------------------
Matters.  The Owner Trustee shall not have the power, except upon the
-------
direction of the Certificateholders, to (a) remove the Administrator under the Administration Agreement pursuant to Section 7(c) and 7(d) thereof,
(b) appoint a successor Administrator pursuant to Section 7(e) of the Administration Agreement, or (c) except as expressly provided in the Basic Documents, sell the Underlying Securities or Eligible Investments after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders.

     Section 4.03.  Action by Certificateholders and the Owner Trustee with
                    -------------------------------------------------------
Respect to Bankruptcy.  The Owner Trustee and the Certificateholders, by
---------------------
accepting the Certificates, will covenant that they will not at any time institute against the Issuer or the Depositor any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law in connection with the Certificates, (the Swap Agreement), the Indenture, the Trust Agreement or any related agreement.

     Section 4.04.  Restrictions on Certificateholders' Power.  The
                    -----------------------------------------
Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Trust Agreement or any of the Basic Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

     Section 4.05.  Majority Control.  Except as expressly provided herein,
                    ----------------
any action that may be taken by the Certificateholders under this Trust Agreement shall be taken by the Holders of Certificates evidencing not less than a majority of the Voting Interests of all Certificates. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Trust Agreement shall be effective if signed by Holders of Certificates evidencing not less than a majority of the Voting Interests of the Certificates at the time of the delivery of such notice.

                                  ARTICLE V

                 Administration of the Underlying Securities;
                 --------------------------------------------
                          Application of Trust Funds
                          --------------------------

     Section 5.01.  Collection of Payments on Underlying Securities;
                    ------------------------------------------------
Collection Account.  (a)  The Trust shall cause the Indenture Trustee
------------------
pursuant to Section 3.01 of the Indenture to establish and maintain with the Indenture Trustee a segregated trust account (the "Collection Account") in which the Indenture Trustee shall, subject to the terms of this paragraph, deposit on the same day that it receives each distribution received by the Indenture Trustee with respect to the Underlying Securities (and amounts, if any, received pursuant to the Swap Agreement). Until the Notes have been paid in full (and all amounts due from the Trust to the Swap Counterparty under the Swap Agreement have been paid), the Indenture Trustee will take all reasonable actions to collect any distributions due on the Underlying Securities (and any amounts due under the Swap Agreement) or to exercise remedies pursuant to Section 3.01 of the Indenture.

     (b) The amounts on deposit in the Collection Account shall be invested by the Indenture Trustee in Eligible Investments (as directed by the Swap Counterparty).

     Section 5.02.  Distributions.  Subject to the Priority of Payments, (a)
                    -------------
on each Payment Date, the Administrator, on behalf of the Trust shall distribute to each Certificateholder of record on the preceding Record Date (or, with respect to the first Payment Date, on the Closing Date), pro rata in accordance with the Percentage Interest evidenced by such Holder's Certificate, an amount equal to (A)(x) the Certificate Accrual Rate multi-plied by (y) the Outstanding Amount of the Certificates and multiplied by (z) the actual number of days in the Certificate Interest Accrual Period divided by 360, plus (B) any amounts previously due and payable pursuant to this clause (a) to the extent such amounts were not paid on a prior Payment Date.

     (b) On any Payment Date, no distributions pursuant to clause (a) herein shall be made to any Certificateholder until (the Swap Counterparty has received all amounts owed by the Trust under the Swap Agreement and) the Holders of Notes have received all payments of interest and principal due and owing to them on such Payment Date.

     (c) Subject to the Priority of Payments, on any Payment Date on which principal is distributed the Administrator, on behalf of the Trust, shall distribute to each Certificateholder, pro rata in accordance with the Percentage Interest evidenced by such Holder's Certificate, the (principal payable on the Certificates) after payment of amounts due in respect of principal on the Notes on such Payment Date.

     (d) On any Payment Date no distributions pursuant to clause (c) herein shall be made to any Certificateholder until (the Swap Counterparty has received all amounts owed by the Trust under the Swap Agreement) and the Holders of Notes have received all payments of interest and principal due and owing to them on such Payment Date.

     (e) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section 5.02. The Trust is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any withholding tax that is legally owed by the Trust (but such authorization shall not prevent the Trust from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If the Owner Trustee is notified of any withholding tax (by a source other than the Administrator), it shall inform the Administrator of such notice. If there is a possibility that withholding tax is payable with respect to a distribution, the Owner Trustee shall withhold such amounts in accordance with this paragraph (e). The Owner
Trustee shall first notify the Depositor with respect to any applicable withholding taxes imposed on the Certificates and no earlier than 5 Business Days thereafter, shall withhold, at the applicable withholding rate (or backup withholding rate, as applicable), a portion of interest payments otherwise distributable to any beneficial holder of a Certificate unless the Certificateholder provides the appropriate certifications in a form acceptable to the Owner Trustee.

     Section 5.03.  Method of Payment.  Subject to Section 9.01(c),
                    -----------------
distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Administrator appropriate written instructions reasonably satisfactory to the Administrator at least five Business Days prior to such Payment Date or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register.

     Section 5.04.  Accounting and Reports to the Noteholders,
                    ------------------------------------------
Certificateholders, the Internal Revenue Service and Others.  The
-----------------------------------------------------------
Administrator shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis, (b) deliver to each Certificateholder such information as may be required by the Code and applicable Treasury Regulations, ((c) file such tax returns and reports relating to the Trust and make such elections as from time to time may be required or appropriate under any applicable state or federal statute or any rule or regulation thereunder so as to maintain the Trust's characterization as a security arrangement for the issuance of debt for federal income tax purposes,) (d) cause such tax returns and reports to be signed in the manner required by law, (e) notify Certificateholders, the Depositor and the Indenture Trustee of any withholding tax as described in Section 5.02(e) with respect to income or distributions to Certificateholders and the amount of such withholding tax and (f) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.02(e) with respect to income or distributions to Certificateholders. The Administrator may appoint a firm of Independent (as defined in the Indenture) certified public accountants for purposes of preparing and filing tax returns and reports required by this
Section 5.04. The fees of such certified public accountants shall be paid by the Administrator without reimbursement from the Trust.

     Section 5.05.  Signature on Returns.  The Owner Trustee shall sign on
                    --------------------
behalf of the Trust the tax returns of the Trust, unless applicable law requires a Certificateholder to sign such documents, in which case such documents shall be signed by the Depositor.

     Section 5.06.  Statements to Certificateholders; Certain Tax
                    ---------------------------------------------
Information. On each Payment Date, or as soon as practicable thereafter, the
-----------
Administrator shall prepare and forward by mail a statement to each Certificateholder (with a copy to each Rating Agency) stating:

          (a) the aggregate amount of any distribution on such Payment Date allocable to interest on the Certificates;

          (b) the aggregate amount of any distribution on such Payment Date allocable to principal on the Certificates;

          (c) the aggregate amount of compensation paid to the Administrator on such Payment Date;

          (d) the aggregate principal balance of the Underlying Securities as of such Payment Date after giving effect to distributions of principal pursuant to clause (b) above (and after giving effect to any sale, put or call of all or part of the Underlying Securities prior to or on such Payment Date);

          (e) the aggregate outstanding principal amount of (each Class of) Certificates on such Payment Date, after giving to the distribution of principal referred to in clause (b) above;

          ((f) (if a floating rate) Class B-1 Certificate Accrual Rate (and the Class B-2 Certificate Accrual Rate) applicable in respect of distributions of interest made on such Payment Date;)

          ((g) as applicable, information regarding any of the following ((as described in the base prospectus)): the amount of any shortfall; the amount of any withdrawal from any (Reserve Account); for each date during the (Funding Period), the remaining (Pre-Funded Amount); for the first such date that is on or immediately following the end of the (Funding Period) (if any), the amount of any remaining (Pre-Funding Amount) that has not been used to fund the purchase of the (Subsequent Underlying Securities) and that is being passed through as payments on the Notes and Certificates); and

          ((h) the aggregate outstanding principal balance of any Eligible Investments purchased with proceeds of the Underlying Securities.)

     ((b) Within a reasonable period of time ((not to exceed (________________))) after the end of each calendar year (commencing with (___________________)), the Administrator shall (i) furnish to each Holder of a Certificate during the preceding calendar year: (A) the aggregate amounts reported pursuant to each of clause (i) and clause (ii) of Section 5.06(a) for such preceding calendar year (and (B) such other information as the
Administrator reasonably determines necessary to enable the Certificateholders to prepare their tax returns) and (ii) file or cause to be filed such tax returns and reports with respect to such statements as are required by the Code to be filed by the Trust.)

     (c) The Administrator shall forward by mail to each Certificateholder with each statement described in Section 5.06(a) a copy of the most current Underlying Securities Distribution Date Statement received from the Indenture Trustee (unless such Underlying Securities Distribution Date Statement was previously distributed to Certificateholders).

     Section 5.07.  Notices to Owner Trustee.  Upon receipt of any notice
                    ------------------------
with respect to the Underlying Securities, the Administrator shall promptly transmit such notice to the Certificateholders. In the event such notice requests or requires any action by the Owner Trustee and the Certificateholders, the Owner Trustee shall not take any action except in accordance with written instructions from the Certificateholders pursuant to
Section 6.03(c).

                                  ARTICLE VI

                    Authority and Duties of Owner Trustee
                    -------------------------------------

     Section 6.01.  General Authority.  The Owner Trustee is authorized and
                    -----------------
directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described herein, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. Subject to compliance with the Basic Documents, the Owner Trustee is further authorized from time to time to take such action as the Administrator recommends with respect to the Basic Documents.

     Section 6.02.  General Duties.  It shall be the duty of the Owner
                    --------------
Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Trust Agreement and the other Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Certificate- holders, subject to the Basic Documents and in accordance with the provisions of this Trust Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any other Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

     Section 6.03.  Action upon Instruction.  (a)  Subject to Article IV and
                    -----------------------
in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

     (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel selected in good faith, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

     (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Trust Agreement or under any other Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Trust Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Trust Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     Section 6.04.  No Duties Except as Specified in this Trust Agreement or
                    --------------------------------------------------------
in Instructions.  The Owner Trustee shall not have any duty or obligation to
---------------
manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Trust Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Trust Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder, prepare or file any tax form or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Trust Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee solely in its individual capacity that are not related to the ownership or the administration of the Trust Estate.

     Section 6.05.  No Action Except Under Specified Documents or
                    ---------------------------------------------
Instructions.  The Owner Trustee shall not manage, control, use, sell,
------------
dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Trust Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.

     Section 6.06.  Restrictions.  The Owner Trustee shall not take any
                    ------------
action (a) that  is inconsistent with the purposes of  the Trust set forth in
Section 2.03 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 6.06.

     (Section 6.07. Limitation on Trust Activities.  Notwithstanding any
                    ------------------------------
other provision in this Trust Agreement to the contrary, the Owner Trustee shall have no power to exercise discretion to vary the investment of the Certificateholders within the meaning of Treasury Department Regulations
Section 301.7701-4(c), or to engage in any business activity unless the Owner Trustee shall have received an Opinion of Counsel that such activity shall not adversely affect the status of the Trust as a security arrangement for the issuance of debt.)

                                 ARTICLE VII

                         Concerning the Owner Trustee
                         ----------------------------

     Section 7.01.  Acceptance of Trusts and Duties.  The Owner Trustee
                    -------------------------------
accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Trust Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Basic Documents and this Trust Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct or negligence or
(ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee in its individual capacity. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

     (a) The Owner Trustee shall not be liable for any error of judgment made by a Responsible Officer of the Owner Trustee unless it is proved that the Owner Trustee was negligent in ascertaining the pertinent facts;

     (b) The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator, the Depositor or the Certificateholders;

     (c) No provision of this Trust Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights, duties or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

     (d) Under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

     (e) The Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Certificates, if executed by the Owner Trustee and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein or expressly agreed to in the Basic Documents;

     (f) The Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Depositor, the Certificate Registrar, a paying agent, or an authenticating agent (if not the Owner Trustee) or the Indenture Trustee under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Trust Agreement or the Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture, the Certificate Registrar, a paying agent, or an authenticating agent (if not the Owner Trustee); and

     (g) The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it or duties imposed by this Trust Agreement, or to institute, conduct or defend any litigation under this Trust Agreement or otherwise or in relation to this Trust Agreement or any Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Trust Agreement or in any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

     Section 7.02.  Furnishing of Documents.  The Owner Trustee shall furnish
                    -----------------------
to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

     Section 7.03.  Representations and Warranties.  The Owner Trustee hereby
                    ------------------------------
represents  and   warrants  to  the   Depositor,  for  the  benefit   of  the
Certificateholders, that:

     (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Trust Agreement.

     (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Trust Agreement, and this Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf.

     (c) Neither the execution nor the delivery by it of this Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

     Section 7.04.  Reliance; Advice of Counsel.  (a)  The Owner Trustee
                    ---------------------------
shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

     (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Trust Agreement or the other Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Trust Agreement or any other Basic Document.

     Section 7.05.  Not Acting in Individual Capacity.  Except as provided
                    ---------------------------------
in    this   Article VII,   in   accepting   the   trusts   hereby   created,
(_______________________) acts solely as Owner Trustee hereunder and not in its individual capacity.

     Section 7.06.  Owner Trustee Not Liable for Certificates or Underlying
                    -------------------------------------------------------
Securities.  The recitals contained herein and in the Certificates (other
----------
than  the  signature  and  countersignature  of  the  Owner  Trustee  on  the
Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Trust Agreement, of any Basic Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) or the Notes, or of any Underlying Securities or related docu-ments. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Trust Agreement or the Noteholders under the Indenture, including, the compliance by the Depositor with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Administrator or the Indenture Trustee taken in the name of the Owner Trustee.

     Section 7.07.  Owner Trustee May Own Certificates and Notes.  The Owner
                    --------------------------------------------
Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Administrator and the Indenture Trustee in banking transactions with the same rights as it would have if it were not Owner Trustee.

                                 ARTICLE VIII

                        Compensation of Owner Trustee
                        -----------------------------

     Section 8.01.  Owner Trustee's Fees, Expenses and Indemnity.  (a)  The
                    --------------------------------------------
Owner Trustee, Indenture Trustee and Administrator shall receive from the Depositor as compensation for their respective services hereunder such fees as have been separately agreed upon before the date hereof among the Depositor and each of the Owner Trustee, Indenture Trustee, and Administrator. The Owner Trustee hereby acknowledges receipt of its Initial Owner Trustee Fee as its entire remuneration for its services as owner trustee under this Trust Agreement and receipt of all of its ordinary expenses to be incurred in acting as Owner Trustee under this Trust Agreement. After the execution of this Trust Agreement and subject to
Section 8.01(d) herein, the Issuer shall only be obligated to indemnify the Owner Trustee for those expenses of the Owner Trustee that constitute Extraordinary Expenses and only in accordance with the Priority of Payments in Section 3.05(d) of the Indenture.

     (b) If the Owner Trustee shall serve, by reason of its resigning its appointment or removal therefrom under this Trust Agreement, for less than the period in respect of which its Initial Owner Trustee Fee has been paid, its Initial Owner Trustee Fee shall be pro-rated as agreed in a letter of even date.

     (c) Nothing contained in this Trust Agreement shall require the Owner Trustee or the Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties or the exercise of any right, power, authority or discretion hereunder if it has reasonable grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

     (d) Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Owner Trustee through the Owner Trustee's own willful misconduct, negligence or bad faith.

                                  ARTICLE IX

                        Termination of Trust Agreement
                        ------------------------------

     Section 9.01.  Termination of Trust Agreement.  (a)  This Trust
                    ------------------------------
Agreement (other than Article VIII) and the Trust shall terminate and be of no further force or effect upon the final distribution by the Owner Trustee of all moneys or other property or proceeds of the Trust Estate (including the Underlying Securities) in accordance with the terms of the Indenture and
Article V. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Trust Agreement or the Trust or (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

     (b) None of the Depositor, or any Certificateholder shall be entitled to revoke or terminate the Trust.

     (c) Notice of any termination of the Trust, specifying the Payment Date upon which Certificateholders shall surrender their Certificates to the Administrator for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five Business Days prior to the final Payment Date, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Administrator therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Administrator therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Administrator at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Administrator shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to
Section 5.02.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Trust Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor.

     (d) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.

                                  ARTICLE X

            Successor Owner Trustees and Additional Owner Trustees
            ------------------------------------------------------

     Section 10.01. Eligibility Requirements for Owner Trustee.  The Owner
                    ------------------------------------------
Trustee shall  at all  times be  a corporation  satisfying the  provisions of
Section 3807(a) of the Business Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) a rating of at least (____) by (_____) (or a rating otherwise acceptable to Moody's) and at least (____) by (____). If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 10.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

     Section 10.02. Resignation or Removal of Owner Trustee.  The Owner
                    ---------------------------------------
Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator, (the Swap Counterparty) and the Depositor. Upon receiving such notice of resignation, the Administrator shall, (with the prior consent of the Swap Counterparty) promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

     If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator (or the Swap Counterparty) may remove the Owner Trustee. If the Administrator (or the Swap Counterparty) shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator (or the Swap Counterparty) shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee. All amounts, if any, owed to the outgoing Owner Trustee shall be paid on the next Payment Date, to the extent funds are available for such payment in accordance with the Priority of Payments.

     Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

     Section 10.03. Successor Owner Trustee.  Any successor Owner Trustee
                    -----------------------
appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Administrator, (the Swap Counterparty) and to its predecessor Owner Trustee an instrument accepting such appointment under this Trust Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Trust Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall deliver to the successor Owner Trustee all documents and statements and monies held by it under this Trust Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

     No successor Owner Trustee shall  accept appointment as provided in this
Section 10.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

     Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 10.03, the Administrator shall mail notice thereof to all Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Administrator shall fail to mail such notice within 10 days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

     Section 10.04. Merger or Consolidation of Owner Trustee.  Any Person
                    ----------------------------------------
into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such Person shall be eligible pursuant to Section 10.01 and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies (and the Swap Counterparty).

                                  ARTICLE XI

                                Miscellaneous
                                -------------

     Section 11.01. Amendments Without Consent of Certificateholders or
                    ---------------------------------------------------
Noteholders.  Without the consent of Holders of any Certificates or the
-----------
consent of the Holders of any Notes, but with prior notice to the Rating Agencies (and the Swap Counterparty), this Trust Agreement may be amended by the Depositor and the Owner Trustee, for any of the following:

     (i)  to cure any ambiguity or mistake;

    (ii) to correct any defective provisions or to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein;

   (iii) to add to the covenants or duties of the Depositor or the Administrator herein;

    (iv) to add any other provisions with respect to matters or questions arising under this Trust Agreement or any Enhancement; provided, however, that any such amendment pursuant to this clause (iv) shall not adversely affect in any material respect the interests of any Noteholders or Certificateholders, as evidenced by an Opinion of Counsel;

     (v)  to comply with any provisions of the Code; or

    (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor Owner Trustee and to add to or change any of the provisions of this Trust Agreement as shall be necessary to facilitate the administration of the trusts hereunder.

     Any amendment pursuant to clause (iv) above of this Section 11.01, shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Certificateholder if the Administrator or Owner Trustee receives written confirmation from each Rating Agency that such amendment shall not cause the reduction or withdrawal of the ratings assigned to the Notes or the Certificates.

     The Owner  Trustee is hereby authorized to join  in the execution of any
such  amendment  and   to  make  any   further  appropriate  agreements   and
stipulations that may be therein contained.

     Section 11.02. Amendments with Consent of Certificateholders and
                    -------------------------------------------------
Noteholders. This Trust Agreement may also be amended from time to time by
-----------
the Depositor and the Owner Trustee, with prior written notice to the Rating Agencies, with the consent of the Holders (as defined in the Indenture) of Notes evidencing not less than a majority of the of Outstanding Amount of the Notes and Certificateholders owning Voting Interests aggregating not less than a majority of the aggregate Voting Interests (and with the consent of the Swap Counterparty) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Trust Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders (or the Swap Counterparty); provided, however, that no such amendment shall, without notification from each Rating Agency that such amendment shall not cause the rating of the Notes or the Certificates to be reduced, suspended or withdrawn (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Underlying Securities or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes or the Voting Interests of Certificates required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and Certificates.

     Promptly after the execution of any such amendment or consent, the Administrator shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, (the Swap Counterparty) and each of the Rating Agencies.

     It shall not be necessary for the consent of Certificateholders, Noteholders, the Indenture Trustee (or the Swap Counterparty) pursuant to this Section 11.02 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Trust Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

     Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

     Prior to the execution of any amendment to this Trust Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Trust Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's own rights, duties or immunities under this Trust Agreement or otherwise.

     Section 11.03. Voting Interests.  As of any date, the aggregate
                    ----------------
outstanding principal balance of all Certificates will constitute the voting interest of the Issuer (the "Voting Interests"), except that, for purposes of determining Voting Interests, Certificates owned by the Issuer or its affiliates and the Depositor will be disregarded and deemed not to be outstanding, and except that, in determining whether the Owner Trustee is protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Owner Trustee knows to be so owned will be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Owner Trustee the pledgor's right so to act with respect to such Certificates and that the pledgee is not the Issuer or its affiliates.

     Section 11.04. (Modification and Amendment of Swap Agreement.  (a) The
                     --------------------------------------------
Swap Agreement may be amended by the Owner Trustee and the Swap Counterparty without notice to or consent of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provisions or to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or (iii) to add any other provisions with respect to matters or questions arising under such Swap Agreement; provided that any such amendment pursuant to this clause (iii) shall not adversely affect in any material respect the interests of any Certificateholders, as evidenced by an Opinion of Counsel. Any amendment pursuant to clause (iii) of the preceding sentence shall be deemed not to adversely affect in any material respect the interests of any Certificateholder if the Owner Trustee receives written confirmation from each Rating Agency rating the Certificates that such amendment will not cause such Rating Agency to reduce the then current rating thereof.

     (b) The Swap Agreement may also be amended by the Owner Trustee and the Swap Counterparty with the consent of (i) the holders processing not less than a majority of the aggregate outstanding principal amount of the Notes and (ii) the holders possessing not less than a majority of the aggregate outstanding principal amount of the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Swap Agreement.)

     Section 11.05. No Legal Title to Trust Estate in Certificateholders.
                    ----------------------------------------------------
The Certificateholders shall not have legal title to any part of the Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Trust Estate shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

     Section 11.06. Limitations on Rights of Others.  Except for
                    -------------------------------
Section 2.07, the provisions of this Trust Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders, the Administrator and, to the extent expressly provided herein, the Indenture Trustee, the Noteholders (and the Swap Counterparty), and nothing in this Trust Agreement (other than Section 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

     Section 11.07. Notices.  (a)  Unless otherwise expressly specified or
                    -------
permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Depositor, addressed to ML Asset Backed Corporation, 250 Vesey Street, World Financial Center, North Tower - 10th Floor, New York, New York 10281-1310, Attention: Michael M. McGovern; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

     (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 11.08. Severability.  Any provision of this Trust Agreement that
                    ------------
is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 11.9.  Separate Counterparts.  This Trust Agreement may be
                    ---------------------
executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 11.10. Successors and Assigns.  All covenants and agreements
                    ----------------------
contained herein shall be binding upon, and inure to the benefit of, each of the Depositor, the Owner Trustee and its successors and each
Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

     Section 11.11. Covenants of the Depositor.  (a)  The Depositor will not
                    --------------------------
at any time institute against the Trust any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the other Basic Documents.

     ((b) The Depositor will not register or aid in the registration of the Certificates under the Securities Act and will not list or aid in the listing of the Certificates on any exchange or trade or aid in the trading of the Certificates on an "established securities market" as defined in Treas. Reg.
Section 1.7704-1(e) (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise).)

     Section 11.12. No Petition.  The Owner Trustee, by entering into this
                    -----------
Trust Agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Trust Agreement, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Trust Agreement or any of the Basic Documents.

     Section 11.13. No Recourse.  Each Certificateholder by accepting a
                    -----------
Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Administrator, the Owner Trustee, the Indenture Trustee, (the Swap Counterparty) or any affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Trust Agreement, the Certificates or the other Basic Documents.

     Section 11.14. Headings.  The headings of the various Articles and
                    --------
Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 11.15. GOVERNING LAW.  THIS TRUST AGREEMENT SHALL BE CONSTRUED
                    -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 11.16. Integration.  This Trust Agreement constitutes the entire
                    -----------
agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understanding pertaining thereto.

     Section 11.17. Appointment of Agent.  The Trust irrevocably consents to
                    --------------------
the service of any and all process in any action or proceeding by the mailing
or  delivery  of   copies  of   such  process   to  it  at   the  office   of
(_______________________):

               (_____)
               (_____)
               (_____)
               (_____)
               Attn: (_______).

     Section 11.18. Benefits of Trust Agreement.  Nothing in the Trust
                    ---------------------------
Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Certificateholders and other parties entitled to the benefits of this Trust Agreement as herein stated, any benefit or any legal or equitable right, remedy or claim under the Trust Agreement; (provided, however, that
                                            --------  -------
the Swap Counterparty is a third party beneficiary of all provisions of this Trust Agreement and as such is entitled to enforce all provisions of this Trust Agreement directly).

     Section 11.19. Assignment.  (The parties hereby expressly agree that
                    ----------
the Swap Counterparty may assign its rights hereunder and under the Indenture (exclusive of any such rights in Section 3.21 of the Indenture) but not any of its obligations and the assignee of such rights may take action hereunder consistent with the assignment of rights and the parties agree to be bound by such assignment.)

     IN WITNESS WHEREOF, the Depositor and the Owner Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                    ML Asset Backed Corporation,
                                      as Depositor


                                    By:________________________________
                                       Name:
                                       Title:


                                    (__________________________________),
                                     as Owner Trustee


                                    By:_________________________________
                                       Name:
                                       Title:


                                  EXHIBIT A

                            (Form of Certificate)

                                    (Face)

(THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND NEITHER THE TRUST NOR THE POOL OF ASSETS HAS BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"). THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT TO A PERSON WHO (1) IS A QUALIFIED INSTITUTIONAL BUYER, (2) IS AWARE THAT THE SALE OF THE CERTIFICATES TO IT IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT (THE "SECURITIES ACT") AND (3) IS ACQUIRING THE CERTIFICATES FOR ITS OWN ACCOUNT OR FOR ONE OR MORE ACCOUNTS, EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER, AND AS TO EACH OF WHICH THE PURCHASER EXERCISES SOLE INVESTMENT DISCRETION. THE PURCHASER HAS SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS AS TO BE CAPABLE OF EVALUATING THE MERITS AND RISKS OF ITS INVESTMENT IN THE CERTIFICATES, AND THE PURCHASER, AND ANY ACCOUNTS FOR WHICH IT IS ACTING, ARE EACH ABLE TO BEAR THE ECONOMIC RISK OF THE PURCHASER'S OR ITS INVESTMENT.

THE PURCHASER UNDERSTANDS THAT THE CERTIFICATES ARE BEING OFFERED ONLY IN A TRANSACTION NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE MEANING OF THE SECURITIES ACT, THE CERTIFICATES HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT, AND, IF IN THE FUTURE THE PURCHASER DECIDES TO OFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER THE CERTIFICATES, SUCH CERTIFICATES MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH THE APPLICABLE LEGEND ON SUCH CERTIFICATES. THE PURCHASER ACKNOWLEDGES THAT NO REPRESENTATION IS MADE BY THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE ADMINISTRATOR, (THE SWAP COUNTERPARTY, THE SWAP GUARANTOR,) THE INITIAL PURCHASER OR THE DEPOSITOR, AS THE CASE MAY BE, AS TO THE AVAILABILITY OF ANY EXEMPTION UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS FOR RESALE OF THE CERTIFICATES.

THE PURCHASER IS NOT PURCHASING THE CERTIFICATES WITH A VIEW TO THE RESALE, DISTRIBUTION OR OTHER DISPOSITION THEREOF IN VIOLATION OF THE SECURITIES ACT. THE PURCHASER UNDERSTANDS THAT AN INVESTMENT IN THE CERTIFICATES INVOLVES CERTAIN RISKS, INCLUDING THE RISK OF LOSS OF ALL OR A SUBSTANTIAL PART OF ITS INVESTMENT UNDER CERTAIN CIRCUMSTANCES. THE PURCHASER HAS HAD ACCESS TO SUCH FINANCIAL AND OTHER INFORMATION CONCERNING THE ISSUER AND THE CERTIFICATES AS IT DEEMED NECESSARY OR APPROPRIATE IN ORDER TO MAKE AN INFORMED INVESTMENT DECISION WITH RESPECT TO ITS PURCHASE OF THE CERTIFICATES.

IN CONNECTION WITH THE PURCHASE OF THE CERTIFICATES: (A) NONE OF THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE ADMINISTRATOR, (THE SWAP COUNTERPARTY, THE SWAP GUARANTOR,) THE INITIAL PURCHASER OR THE DEPOSITOR IS ACTING AS A FIDUCIARY OR FINANCIAL OR INVESTMENT ADVISER FOR THE PURCHASER; (B) THE PURCHASER IS NOT RELYING (FOR PURPOSES OF MAKING ANY INVESTMENT DECISION OR OTHERWISE) UPON ANY ADVICE, COUNSEL OR REPRESENTATIONS (WHETHER WRITTEN OR
ORAL) OF THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE ADMINISTRATOR, (THE SWAP COUNTERPARTY, THE SWAP GUARANTOR,) THE INITIAL PURCHASER OR THE DEPOSITOR OTHER THAN IN A CURRENT OFFERING MEMORANDUM FOR SUCH SECURITIES AND ANY REPRESENTATIONS EXPRESSLY SET FORTH IN A WRITTEN AGREEMENT WITH SUCH PARTY; (C) NONE OF THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE ADMINISTRATOR, (THE SWAP COUNTERPARTY, THE SWAP GUARANTOR,) THE INITIAL PURCHASER OR THE DEPOSITOR HAVE GIVEN TO THE PURCHASER (DIRECTLY OR INDIRECTLY THROUGH ANY OTHER PERSON) ANY ASSURANCE, GUARANTEE, OR REPRESENTATION WHATSOEVER AS TO THE EXPECTED OR PROJECTED SUCCESS, PROFITABILITY, RETURN, PERFORMANCE, RESULT, EFFECT, CONSEQUENCE, OR BENEFIT (INCLUDING LEGAL, REGULATORY, TAX, FINANCIAL, ACCOUNTING, OR OTHERWISE) OF THE TRUST AGREEMENT, THE INDENTURE(, THE SWAP AGREEMENT) OR DOCUMENTATION FOR THE CERTIFICATES; AND (D) THE PURCHASER HAS CONSULTED WITH ITS OWN LEGAL, REGULATORY, TAX, BUSINESS, INVESTMENT, FINANCIAL, AND ACCOUNTING ADVISERS TO THE EXTENT IT HAS DEEMED NECESSARY, AND IT HAS MADE ITS OWN INVESTMENT DECISIONS (INCLUDING DECISIONS REGARDING THE SUITABILITY OF ANY TRANSACTION PURSUANT TO THE TRUST AGREEMENT(, THE SWAP AGREEMENT) AND THE INDENTURE) BASED UPON ITS OWN JUDGEMENT AND UPON ANY ADVICE FROM SUCH ADVISERS AS IT HAS DEEMED NECESSARY AND NOT UPON ANY VIEW EXPRESSED BY THE OWNER TRUSTEE, (THE SWAP COUNTERPARTY, THE SWAP GUARANTOR,) THE INDENTURE TRUSTEE, THE ADMINISTRATOR, THE INITIAL PURCHASER OR THE DEPOSITOR.

THE PURCHASER WILL NOT, AT ANY TIME, OFFER TO BUY OR OFFER TO SELL THE CERTIFICATES BY ANY FORM OF GENERAL SOLICITATION OR ADVERTISING, INCLUDING, BUT NOT LIMITED TO, ANY ADVERTISEMENT, ARTICLE, NOTICE OR OTHER COMMUNICATION PUBLISHED IN ANY NEWSPAPER, MAGAZINE OR SIMILAR MEDIUM OR BROADCAST OVER TELEVISION OR RADIO OR SEMINAR OR MEETING WHOSE ATTENDEES HAVE BEEN INVITED BY GENERAL SOLICITATION OR ADVERTISING.

THE PURCHASER IS NOT (A) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA, (B) A "PLAN" THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) A "GOVERNMENTAL PLAN" (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (THE PERSONS OR ENTITIES DESCRIBED IN CLAUSES (A), (B), AND (C) BEING REFERRED TO HEREIN AS "BENEFIT PLANS") OR (D) ANY PERSON OR ENTITY THAT IS USING, FOR PURPOSES OF THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE, THE ASSETS OF ANY BENEFIT PLAN TO PURCHASE OR HOLD ITS INTEREST IN ANY SECURITIES (THE PERSON AND ENTITIES DESCRIBED IN THIS CLAUSE (D), TOGETHER WITH BENEFIT PLANS, BEING REFERRED TO AS "BENEFIT PLAN INVESTORS"). THE PURCHASER, AND ANY FIDUCIARY OF THE PURCHASER CAUSING THE PURCHASER TO ACQUIRE THE SECURITIES, AGREES TO INDEMNIFY AND HOLD HARMLESS THE ISSUER, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE DEPOSITOR, (THE SWAP COUNTERPARTY, THE SWAP GUARANTOR,) THE INITIAL PURCHASER AND THEIR RESPECTIVE AFFILIATES FROM ANY COST, DAMAGE OR LOSS INCURRED BY THEM AS A RESULT OF THE PURCHASER BEING OR BEING DEEMED TO BE A BENEFIT PLAN INVESTOR.

THE PURCHASER IS A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE PURCHASER UNDERSTANDS AND AGREES THAT ANY PURPORTED TRANSFER OF THE CERTIFICATES TO A HOLDER THAT DOES NOT COMPLY WITH THE REQUIREMENTS OF THIS CLAUSE WILL BE NULL AND VOID AB INITIO.

IF THE CERTIFICATES PURCHASED BY ANY PERSON THAT IS A PARTNERSHIP, GRANTOR TRUST OR S CORPORATION FOR FEDERAL INCOME TAX PURPOSES COMPRISE MORE THAN ONE-HALF OF THE ASSETS OF SUCH PERSON (INCLUDING BENEFICIAL OWNERS OWNING SUCH PERSON THROUGH A PARTNERSHIP, GRANTOR TRUST OR S CORPORATION), THE NUMBER OF BENEFICIAL OWNERS OF SUCH PERSON DOES NOT AND WILL NOT EXCEED THE PRINCIPAL AMOUNT OF THE CERTIFICATES OWNED BY SUCH PERSON DIVIDED BY $100,000 AND INCOME FROM SUCH CERTIFICATES WILL BE ALLOCATED PRO RATA TO BENEFICIAL OWNERS OF SUCH PERSON.)

Unless this Class (B-1) (B-2) Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Class (B-1) (B-2) Certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS CLASS (B-1) (B-2) CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CLASS (B-1) (B-2) CERTIFICATE. ACCORDINGLY, THE UNPAID PRINCIPAL AMOUNT OF THIS CLASS (B-1) (B-2) CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CLASS (B-1) (B-2) CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE OWNER TRUSTEE. THE RIGHTS OF A HOLDER OF THIS CLASS (B-1) (B-2) CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF THE WITHIN REFERENCED TRUST AGREEMENT.

(INTEREST ON AND PRINCIPAL OF THE CLASS (B-1) CERTIFICATES AND THE CLASS (B-
2) CERTIFICATES ARE PAYABLE ON A PRO RATA BASIS.) (THIS CLASS B-2 CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS B-1 CERTIFICATES AS PROVIDED IN THE WITHIN REFERENCED TRUST AGREEMENT).

The Owner Trustee shall withhold, at the applicable withholding rate (or backup withholding rate, as applicable), a portion of interest payments otherwise distributable to any beneficial holder of a Certificate that fails to provide the Owner Trustee with a copy of a properly completed IRS Form W-8, IRS Form W-9, IRS Form 1001, or IRS Form 4224.

                          (_________) TRUST (______)
              (_________________) CERTIFICATE, CLASS (B-1) (B-2)

     Evidencing a fractional undivided Percentage Interest in the Trust consisting of assets acquired by the Trust.

          Class (B-1) (B-2) Certificate No. __         CUSIP No.

                    Original principal amount ("Denomination") of this
                    Certificate:  $_________

                    Aggregate Denominations of all Certificates: $(________)

                    Pass-Through Rate:  (______________)

                    First Payment Date
                    (______________)

     This certifies that (name of Holder) is the registered owner of the fractional undivided Percentage Interest evidenced by this Class (B-1) (B-2) Certificate in the amounts distributable from a trust (the "Trust") con-sisting of $(___________) in aggregate principal amount outstanding as of the Closing Date of (_______________________) (the "Underlying Securities"). The Underlying Securities were transferred to the Trust by ML Asset Backed Corporation (the "Depositor"). The Trust was created pursuant to a trust agreement dated as of (________) (as amended and restated by an amended and restated trust agreement dated as of (_____________)) (the "Trust Agreement") between the Depositor and (_______________________), as owner trustee (the "Owner Trustee", which term includes any successor entity under the Trust Agreement), a summary of certain of the pertinent provisions of which is set forth hereinafter. This Class (B-1) (B-2) Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Class (B-1) (B-2) Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class (B-1) (B-2) Certificate is one of a duly authorized issue of (___________________) (issued in two classes) Class (B-1) and Class (B-2) (herein called the "Certificates") issued under the Trust Agreement to which reference is hereby made for a statement of the respective rights thereunder of the Depositor, the Owner Trustee and the Holders of the Certificates and the terms upon which the Certificates are executed and delivered. All terms used in this Class (B-1) (B-2) Certificate which are defined in the Trust Agreement shall have the meanings assigned to them in the Trust Agreement.

     To the extent funds are available in accordance with the Priority of Payments (as defined in the Indenture), the Issuer will make distributions of interest on this Class (B-1) (B-2) Certificate as described in the Trust Agreement on each Payment Date until the principal of this Class (B-1) (B-2) Certificate is paid or made available for payment, on the principal amount of this Class (B-1) (B-2) Certificate outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the Trust Agreement. Such principal of and interest on this Class (B-1) (B-2) Certificate shall be paid in the manner specified on the reverse hereof. Interest on this Class (B-1) (B-2) Certificate will accrue from the Closing Date at a rate (per annum) equal to (_______________) (the "Class (B-1) (B-2) Accrual Rate"). Interest will accrue with respect to each Payment Date during the period beginning on (______________) (or on the Closing Date in the case of the first Payment Date) and ending on (______________) (each "a Certificate Interest Accrual Period") and will be payable to Certificateholders (______) in arrears on each Payment Date. Interest will be calculated on the basis of (the actual number of days in a Certificate Interest Accrual Period divided by 360). "Payment Date" means (____________). Under certain circumstances described in the Trust Agreement, interest on the Certificates may be deferred.

     (Interest on and principal of the Class (B-1) Certificates and the Class (B-2) Certificates are payable on a pro rata basis.) (This Class (B-2) Certificate is subordinated in right of payment of interest and principal to the Class (B-1) Certificates as provided in the Trust Agreement.)

     Subject to the Priority of Payments, on each Payment Date, interest will be distributed to the Person in whose name this Class (B-1) (B-2) Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution (the "Record Date").

       The Holder of this Class (B-1) (B-2) Certificate, by its acceptance of this Class (B-1) (B-2) Certificate, agrees that it will look solely to the funds on deposit in the Collection Account maintained by the Indenture Trustee for payment hereunder and that neither the Owner Trustee in its individual capacity nor the Depositor is personally liable to the Certifi-cateholders for any amount payable under this Class (B-1) (B-2) Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

     The Holder of this Class (B-1) (B-2) Certificate acknowledges and agrees that its rights to receive distributions in respect of this Class (B-1) (B-2) Certificate are subordinated to the rights of (the Swap Counterparty to receive payments under the Swap Agreement and) of the Noteholders to receive payments on the Notes as described in the Indenture dated as of (_____________) among the Trust, (_____________________) (and the Swap
Counterparty) (the "Indenture") (and the Holders of the Class (B-1) Certificates, as described in the Trust Agreement).

     (It is the intent of the Depositor and the Certificateholders that, for purposes of federal income, state and local income and single business tax and any other income taxes, the Trust will be treated as a security arrangement for the issuance of debt. The Depositor and the other Certifi-cateholders, by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as a security arrangement for the issuance of debt.)

     Each Certificateholder or Certificate Owner, by its acceptance of a Certificate or, in the case of a Certificate Owner, a beneficial interest in a Certificate, covenants and agrees that such Certificateholder or Certificate Owner, as the case may be, will not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

     Distributions on this Class (B-1) (B-2) Certificate will be made as provided in the Trust Agreement by the Administrator by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Class (B-1) (B-2) Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Class (B-1) (B-2) Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Class (B-1) (B-2) Certificate at the office or agency maintained for that purpose by the Trust in the Borough of Manhattan, The City of New York.

     Reference is hereby made to the further provisions of this Class (B-1) (B-2) Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Class (B-1) (B-2) Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

     THIS CLASS (B-1) (B-2) CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO THIS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Class (B-1) (B-2) Certificate to be duly executed.


                              (_________) TRUST (______)

                              By:  (_______________________), not in its
                                   individual capacity but solely as Owner
                                   Trustee


Dated: __________             By:  __________________________________
                                   Authorized Signatory


                           (REVERSE OF CERTIFICATE)

     The Certificates do not represent an obligation of, or an interest in, the Depositor, the Seller, the Owner Trustee(, the Swap Counterparty) or any affiliates of any of them (except the Trust) and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the other Basic Documents. In addition, this Class (B-1) (B-2) Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Underlying Securities (and certain other amounts), all as more specifically set forth herein. A copy of the Trust Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

     Subject to the Priority of Payments, principal will be distributed on the Certificates on (________) unless prepaid prior thereto. (The Certificates are subject to prepayment as described in the Trust Agreement.)

     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Owner Trustee (with the consent of the Swap Counterparty) and of the Holders of the Certificates and the Noteholders, each voting as a class, evidencing not less than a majority of the Voting Interests of the Certificates and the outstanding principal balance of the Notes of each such class. Any such consent by the Holder of this Class (B-1) (B-2) Certificate shall be conclusive and binding on such Holder and on all future Holders of this Class (B-1) (B-2) Certificate and of any Class (B-1) (B-2) Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Class (B-1) (B-2) Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Class (B-1) (B-2) Certificate is registerable in the Certificate Register upon surrender of this Class (B-1) (B-2) Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trust in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class (B-1) (B-2) Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is (_____________________), as Administrator.

     Except as provided in the Trust Agreement, the Certificates are issuable only in minimum denominations of $(___________) and in integral multiples of $(___________) in excess thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates (of the same Class) of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Class (B-1) (B-2) Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Indenture and the disposition of all property held as part of the Trust Estate.


                                  ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE


__________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)


the within Class (B-1) (B-2) Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------
to transfer said Class (B-1) (B-2) Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:

                                           */
--------------------------------------------
                                   Signature Guaranteed:


                                                               */
                                   -----------------------------


_________________

*/   NOTICE:  The signature to this assignment must correspond with the name
- of the registered owner as it appears on the face of the within Class (B-1) (B-2) Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                        Certificate of Authentication

This is one of the Class (B-1) (B-2) Certificates referred to in the within mentioned Trust Agreement.


                              (_____________________________),
                               as Owner Trustee


                              By:______________________________
                                 Authorized Signatory


                          DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for the information of the Owner Trustee:

     Distribution shall be made by wire transfer in immediately available funds to ____________________________________________________________________
__________________________________________________________________________for
the account of _____________________________________________________________,
account number ______________, or, if mailed by check, to ______________.

     Applicable statements should be mailed to__________________.


                                   ______________________________
                                   Signature of assignee or agent
                                   (for authorization of wire
                                    transfer only)


                                                                    EXHIBIT B
                                                       TO THE TRUST AGREEMENT


                           CERTIFICATE OF TRUST OF
                        (___________) Trust (______)

          THIS Certificate of Trust of (___________) Trust (______) (the "Trust"), dated (__________), is being duly executed and filed by
(___________________), a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code,
                                                         ---------
Section 3801 et seq.).

          1.  Name.  The name of the business trust formed hereby is
              ----
(___________) Trust (______).

          2.  (_______________________)  The name and business address of
              -------------------------
the trustee of the Trust in the State of Delaware is (____________________ _____________________), Attention: Corporate Trust Administration.

          IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

                              (__________________________________),
                              not in its individual capacity but solely as owner trustee under a Trust Agreement dated as of (__________)


                              By:_________________________________________
                                 Name:
                                 Title: